UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2019

BIOANALYTICAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Kent Avenue West Lafayette, Indiana	47906-1382
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 463-4527

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of February 11, 2019, the Board of Directors of Bioanalytical Systems, Inc. (the “Company”) elected Daniel Thomas Oakley, age 61, Chief Operating Officer of the Company.

Mr. Oakley previously served as Chief Executive Officer of Seventh Wave Laboratories, LLC, a subsidiary of the Company. Mr. Oakley also served in that role from January 2018 through the Company’s acquisition of Seventh Wave Laboratories’ consulting-based contract research laboratory operations in July of 2018. From 2015 to 2017, Mr. Oakley held the position of Chief Executive Officer of DTO Associates, LLC, a private consulting company which advised companies on strategic concerns. Prior to his tenure at DTO Associates, LLC, Mr. Oakley was employed as President and Chief Operating Officer of MPI Research, Inc., a non-clinical contract research organization (now a subsidiary of Charles River Labs). There are no arrangements or understandings between Mr. Oakley and any other persons pursuant to which he was elected as an officer and Mr. Oakley has no family relationships with any other director or executive officer of the Company.

Item 7.01 Regulation FD Disclosure.

On February 15, 2019, the Company issued a press release regarding Mr. Oakley’s election. A copy of the press release is furnished as Exhibit 99.1 to this report. Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated February 15, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOANALYTICAL SYSTEMS, INC.

Date: February 15, 2019	By:	/s/ Jill C. Blumhoff
Jill C. Blumhoff
Chief Financial Officer, Vice President – Finance

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated February 15, 2019.